                                                                    Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-95113 on Form S-8 of Sierra  Health  Services,  Inc. of our report dated May
22,  2003,  appearing  in this  Annual  Report  on Form  11-K of  Sierra  Health
Automatic Retirement Plan for the year ended December 30, 2002.

/s/ DELOITTE & TOUCHE LLP

Las Vegas, Nevada
June 25, 2003